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                                                                   EXHIBIT 10.77

                                                                 [JPMORGAN LOGO]

JPMorgan Chase Bank
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                                 August 27, 2003

To: CADENCE DESIGN SYSTEMS, INC.
2655 Seely Avenue
San Jose, CA 95134
Attention: Treasurer
Telephone No.: (408) 943-1234
Facsimile No.: (408) 943-0513

Re: Call Option Transaction

Reference:

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMORGAN CHASE BANK, LONDON BRANCH ("JPMORGAN") and CADENCE DESIGN SYSTEMS, INC. ("COUNTERPARTY") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated August 11, 2003 (the "OFFERING MEMORANDUM") relating to the USD 350,000,000 principal amount of Zero Coupon Zero Yield Senior Convertible Notes due August 15, 2023, (the "INITIAL CONVERTIBLE NOTES") and an additional USD 70,000,000 principal amount of Zero Coupon Zero Yield Senior Convertible Notes due August 15, 2023 (the "ADDITIONAL CONVERTIBLE NOTES" and together with the Initial Convertible Notes, the "CONVERTIBLE NOTES") issued by Counterparty to the initial purchasers as a result of their exercise of the right granted with respect to such Additional Convertible Notes and issued by the Counterparty pursuant to an Indenture dated as of August 15, 2003 between Counterparty and J.P. Morgan Trust Company, National Association, as trustee (the "INDENTURE"). In the event of any inconsistency between the terms defined in the Indenture and this Confirmation, the Confirmation shall govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Counterparty as to the terms of the Transaction to which this Confirmation relates. In addition, JPMorgan and the Counterparty agree to make all reasonable efforts to promptly negotiate, execute, and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "AGREEMENT"), with such modifications as JPMorgan and the Counterparty will in good faith agree together with related schedules. Upon the execution by JPMorgan and the Counterparty of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until JPMorgan and the Counterparty execute such agreement, this Confirmation, together with all other documents referring to an Agreement (each a "CONFIRMATION") confirming transactions (each a "TRANSACTION") entered into between JPMorgan and the Counterparty (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the Agreement as if JPMorgan and the Counterparty had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States dollars as the Termination Currency and Second Method and Loss as the payments on early termination) on the Trade Date of the first such Transaction between JPMorgan and the Counterparty. In the event of any inconsistency between provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that if they have not executed an Agreement within 60 days from the Trade Date it shall constitute an Additional Termination Event under the Agreement in respect of which the Counterparty is the sole Affected Party and this Transaction is the sole Affected Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                         August 27, 2003

         Option Style:
                                             "Modified American", as set forth
                                             under "Exercise and Valuation"
                                             below

         Option Type:                        Call

         Buyer:                              Counterparty

         Seller:                             JPMorgan

         Shares:                             The common stock of Counterparty,
                                             par value USD 0.01 per Share
                                             (Exchange symbol "CDN")

         Number of Options:                  A number equal to the Conversion
                                             Rate (as defined in the Offering
                                             Memorandum, but without regard to
                                             Section 13.08 and Section 13.13 of
                                             the Indenture), multiplied by the
                                             number of USD 1,000 principal
                                             amount of Additional Convertible
                                             Notes (each such USD 1,000
                                             principal amount, a "CONVERTIBLE
                                             NOTE")

         Option Entitlement:                 One Share per Option

         Strike Price:                       USD 15.65

         Premium:                            USD 23,639,000

         Premium Payment Date:               August 29, 2003

         Exchange:                           The New York Stock Exchange

         Related Exchange(s):                The principal exchange(s) for
                                             options contracts or futures
                                             contracts, if any, with respect to
                                             the Shares

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

Exercise and Valuation:

         Exercise Period:                    Notwithstanding the Equity
                                             Definitions, the Exercise Period
                                             shall be, in respect of the
                                             Exercise Options, each period
                                             commencing from the date a Notice
                                             of Conversion is submitted to the
                                             Counterparty by a holder of
                                             Additional Convertible Notes to and
                                             including the third Exchange
                                             Business Day following the
                                             Conversion Date for such Additional
                                             Convertible Notes. For the
                                             avoidance of doubt, only a number
                                             of options equal to the Exercise
                                             Options shall be exercisable
                                             hereunder, and only during the
                                             Exercise Period for such Exercise
                                             Options.

         Exercise Options:                   A number of Options equal to the
                                             Conversion Rate (but without regard
                                             to any adjustment under Section
                                             13.08 and Section 13.13 of the
                                             Indenture) of Additional
                                             Convertible Notes surrendered to
                                             Counterparty for conversion times
                                             the number of such Additional
                                             Convertible Notes.

         Expiration Time:                    The Valuation Time

         Expiration Date:                    In respect of any Exercise Options,
                                             the earlier of August 15, 2008 and
                                             the final day of the Exercise
                                             Period in respect of such Exercise
                                             Options.

         Multiple Exercise:                  Applicable; and means that
                                             Counterparty may exercise, with
                                             respect to an Exercise Period and
                                             the Exercise Options relating to
                                             such Period, a number of Options
                                             not less than one (1) and not
                                             greater than such Exercise Options.

         Automatic Exercise:                 Applicable; and means that a number
                                             of Options not previously exercised
                                             hereunder equal to the Exercise
                                             Options shall be deemed to be
                                             exercised on the Expiration Date
                                             for the Exercise Period relating to
                                             such Exercise Options; provided
                                             that Counterparty has notified
                                             JPMorgan (in writing or orally) of
                                             the Conversion Date and the number
                                             of such Exercise Options one
                                             Exchange Business Day prior to such
                                             Expiration Date.

         Valuation Time:                     At the close of trading of the
                                             regular trading session on the
                                             Exchange

Settlement Terms:

         Physical Settlement:                Applicable; provided that if and to
                                             the extent Counterparty is required
                                             to deliver cash in lieu of
                                             fractional Shares (or any
                                             fractional Shares) with respect to
                                             the settlement of Additional
                                             Convertible Notes, the Calculation
                                             Agent shall adjust the settlement
                                             terms hereunder to account for
                                             delivery by JPMorgan to

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

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                                                                (JPMORGAN LOGO)

                                             Counterparty of such cash or
                                             fractional Shares in the amount of
                                             such required delivery obligation.

                  Settlement Date:           For any Exercise Options relating
                                             to the conversion of Additional
                                             Convertible Notes, the settlement
                                             date for Shares to be delivered
                                             under such Additional Convertible
                                             Notes under the terms of the
                                             Indenture.

                  Failure to Deliver:        Applicable

3.       Additional Terms applicable to the Transaction:

           Adjustments applicable to the Transaction:

           Potential Adjustment Events:      Notwithstanding Section 9.1(e) of
                                             the Equity Definitions, a
                                             "Potential Adjustment Event" means
                                             any occurrence of any event or
                                             condition, as set forth in Section
                                             13.06 of the Indenture that would
                                             result in an adjustment to the
                                             Conversion Rate of the Convertible
                                             Notes; provided that in no event
                                             shall there be any adjustment
                                             hereunder as a result of an
                                             adjustment to the Conversion Rate
                                             pursuant to Section 13.08 and
                                             Section 13.13 of the Indenture.

         Method of Adjustment:               Calculation Agent Adjustment, and
                                             means that, notwithstanding Section
                                             9.1(c) of the Equity Definitions,
                                             upon any adjustment to the
                                             Conversion Rate of the Convertible
                                             Notes pursuant to the Indenture
                                             (other than Section 13.08 and
                                             Section 13.13 of the Indenture),
                                             the Calculation Agent will make a
                                             corresponding adjustment to any one
                                             or more of the Strike Price, Number
                                             of Options, the Option Entitlement
                                             and any other variable relevant to
                                             the exercise, settlement or payment
                                             for the Transaction.

Extraordinary Events applicable to the Transaction:

                  Merger Events:             Notwithstanding Section 9.2(a) of
                                             the Equity Definitions, a "Merger
                                             Event" means the occurrence of any
                                             event or condition set forth in
                                             Section 8.01 of the Indenture.

                  Consequence of Merger      Notwithstanding Section 9.3 of the
                  Events:                    Equity Definitions, upon the
                                             occurrence of a Merger Event, the
                                             Calculation Agent shall make a
                                             corresponding adjustment in respect
                                             of any adjustment under the
                                             Indenture to any one or more of the
                                             nature of the Shares, Strike Price,
                                             Number of Options, the Option
                                             Entitlement and any other variable
                                             relevant to the exercise,
                                             settlement or payment for the
                                             Transaction.

Additional Termination Events:             If an event of default with respect
                                           to Counterparty shall occur under the
                                           terms of the Convertible Notes as set
                                           forth in Section 5.01 of the
                                           Indenture, then such event shall
                                           constitute an Additional Termination
                                           Event applicable to this Transaction
                                           and, with respect to such event (i)
                                           Counterparty shall be deemed to be

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                (JPMORGAN LOGO)

                                             Affected Party and JPMorgan shall
                                             be deemed to be the party that is
                                             not the Affected Party and (ii)
                                             JPMorgan shall be the party
                                             entitled to designate an Early
                                             Termination Date pursuant to
                                             Section 6(b) of the Agreement.

Payments on Early Termination:               Second Method and Loss

 4.      Calculation Agent:                  JPMorgan, whose calculations and
                                             determinations shall be
                                             made in good faith and in a
                                             commercially reasonable manner,
                                             including with respect to
                                             calculations and determinations
                                             that are made in its sole
                                             discretion.

5.       Account Details:

         (a)      Account for payments to Counterparty:

                  Cadence Design Systems, Inc.
                  __________________________________
                  __________________________________
                  __________________________________
                  __________________________________
                  __________________________________

                  Account for delivery of Shares to Counterparty:

                  Mellon Investor Services
                  235 Montgomery Street, 23rd Floor
                  San Francisco, CA 94104
                  Cadence Design Systems Book Memo Treasury Reserve Account
                  Comment: When you are ready to deliver Shares contact Cadence FIRST.

         (b)      Account for payments to JPMorgan:

                  JPMorgan Chase Bank, New York
                  __________________________________
                  __________________________________
                  __________________________________
                  __________________________________

                  Account for delivery of Shares from JPMorgan:

                  DTC 060

6.       Offices:

The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                  JP Morgan Chase Bank
                  London Branch

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                (JPMORGAN LOGO)

                  P.O. Box 161
                  60 Victoria Embankment
                  London EC4Y 0JP, England

7.       Notices: For purposes of this Confirmation:

           (a)    Address for notices or communications to Counterparty:

                  Cadence Design Systems, Inc.
                  Attention: Treasurer
                  Telephone No.: (408) 943-1234
                  Telecopy No.: (408)943-0513

                  Address for notices or communications to JPMorgan:

                  JPMorgan Chase Bank
                  277 Park Avenue, 11th Floor
                  New York, NY 10172
                  Attention: Kevin J. Moran
                  EDG Corporate Marketing
                  Telephone No.: (212) 622-6707
                  Telecopy No.: (212) 622-8534

8.       Other Provisions:

           (a) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

           (b) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including August 15, 2008, the Shares cease to be listed on the Exchange for any reason (other than a Merger Event) and are not immediately re-listed as of the date of such de-listing on The New York Stock Exchange, The American Stock Exchange or the Nasdaq National Market System (or their respective successors) (the "SUCCESSOR EXCHANGE"), then Cancellation and Payment shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it deems necessary to the terms of the Transaction in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                [JPMORGAN LOGO]

         (c) Repurchase Notices. Counterparty shall, on any day on which Counterparty effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Options Equity Percentage as determined on such day is (i) greater than 5% and (ii) greater by 0.5% than the Options Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Options Equity Percentage as of the date hereof). The "OPTIONS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the sum of (1) the product of the Number of Options and the Option Entitlement and (2) the product of the Number of Options as defined in the Confirmation dated August 11, 2003 between Counterparty and JPMorgan in respect of the Initial Convertible Notes (the "INITIAL TRANSACTION") and the Option Entitlement as defined in the Initial Transaction, and (B) the denominator of which is the number of Shares outstanding on such day. Counterparty agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually incurs as a result of Counterparty's failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this Section 8(c), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Counterparty in writing, and the Counterparty, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Counterparty shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Counterparty agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Counterparty shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Counterparty under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
               REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON,
             EC2Y 5AJ. HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                [JPMORGAN LOGO]

         (d) Material Non-Public Information. Counterparty represents and warrants that each of it and its Affiliates is not, on the date hereof, in possession of any material non-public information with respect to Counterparty.

         (e) Eligible Contract Participant. Counterparty represents and warrants that it is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA")) because one or more of the following is true:

                  Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:

                           (A) Counterparty has total assets in excess of USD 10,000,000;

                           (B) the obligations of Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through
                                    (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or
                                    1a(12)(C) of the CEA; or

                           (C) Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Counterparty in the conduct of Counterparty's business.

         (f) Regulation M. The Counterparty was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. The Counterparty shall not, until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

         (g) No Manipulation. The Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

         (h) Number of Repurchased Shares. Counterparty represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees, contractual agreements binding upon Counterparty, on the Trade Date.

         (i) Board Authorization. Each of this Transaction and the issuance of the Convertible Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and, prior to any exercise of Options hereunder, Counterparty's board of directors will have duly authorized any repurchase of Shares pursuant to this Transaction. Counterparty further represents that there is no internal policy, whether written or oral, of Counterparty that would prohibit Counterparty from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
               REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON,
             EC2Y 5AJ. HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         (j) Transfer or Assignment. Neither party may transfer any of its rights or obligations under this Transaction without the prior written consent of the non-transferring party; provided that if, as determined at JPMorgan's sole discretion, its "beneficial ownership" with respect to the Initial Transaction and this Transaction (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of Counterparty's outstanding Shares, JPMorgan may transfer or assign a number of Options sufficient to reduce such "beneficial ownership" to 7.5% to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A+ or better by Standard and Poor's Rating Group, Inc. or its successor ("S&P"), or A1 or better by Moody's Investor Service, Inc. ("MOODY'S") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and JPMorgan. If, in the discretion of JPMorgan, JPMorgan is unable to effect such transfer or assignment after its commercially reasonable efforts on pricing terms reasonably acceptable to JPMorgan and within a time period reasonably acceptable to JPMorgan, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction or the Initial Transaction, such that its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to
                  Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) the Counterparty and JPMorgan shall both be Affected Parties with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Counterparty, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Counterparty to the extent of any such performance.

         (k) Amendment. Paragraph (i) of Section 9.7(b) of the Equity Definitions is hereby amended for purposes of this Transaction by replacing "two-year" with "90 calendar day".

         (l) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

         (m) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

         (n)      Additional Provisions.

                  (i) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor " or (C) at JPMorgan's option, the occurrence of any of the

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                [JPMORGAN LOGO]

                  events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

                  (ii) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

                  "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Nationalization or De-Listing Event, as the case may be."

         (o) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If JPMorgan shall owe Counterparty any amount pursuant to Sections 9.3, 9.6 or 9.7 of the Equity Definitions or pursuant to any early termination hereunder or under the Agreement or pursuant to Section 6(d)(ii) of the Agreement or otherwise (a "PAYMENT OBLIGATION"), JPMorgan may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Counterparty, confirmed in writing within one Currency Business Day, between the hours of 9:00 a.m. and 4:00 p.m. New York local time on the Announcement Date or Early Termination Date, as applicable ("NOTICE OF SHARE TERMINATION"). Upon Notice of Share Termination no later than 8:00 a.m. on the Exchange Business Day immediately following the Announcement Date or Early Termination Date, as applicable, the following provisions shall apply:

                  Share Termination          Applicable and means that JPMorgan
                  Alternative:               shall deliver to Counterparty the
                                             Share Termination Delivery Property
                                             on the date when the Payment
                                             Obligation would otherwise be due
                                             pursuant to Section 9.7 of the
                                             Equity Definitions or Section
                                             6(d)(ii) of the Agreement, as
                                             applicable (the "SHARE TERMINATION
                                             PAYMENT DATE"), in satisfaction of
                                             the Payment Obligation in the
                                             manner reasonably requested by
                                             Counterparty free of payment.

                  Share Termination          A number of Share Termination
                  Delivery Property:         Delivery Units, as calculated by
                                             the Calculation Agent, equal to the
                                             Payment Obligation divided by the
                                             Share Termination Unit Price. The
                                             Calculation Agent shall adjust the
                                             Share Termination Delivery Property
                                             by replacing any fractional portion
                                             of a security therein with an
                                             amount of cash equal to the value
                                             of such fractional security based
                                             on the values used to calculate the
                                             Share Termination Unit Price.

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                [JPMORGAN LOGO]

                  Share Termination Unit     The value to JPMorgan of property
                  Price:                     contained in one Share Termination
                                             Delivery Unit on the date such
                                             Share Termination Delivery Units
                                             are to be delivered as Share
                                             Termination Delivery Property, as
                                             determined by the Calculation Agent
                                             in its discretion by commercially
                                             reasonable means and notified by
                                             the Calculation Agent to JPMorgan
                                             at the time of notification of the
                                             Payment Obligation.

                  Share Termination          One Share or, if a Merger Event has
                  Delivery Unit:             occurred and a corresponding
                                             adjustment to this Transaction has
                                             been made, a unit consisting of the
                                             number or amount of each type of
                                             property received by a holder of
                                             one Share (without consideration of
                                             any requirement to pay cash or
                                             other consideration in lieu of
                                             fractional amounts of any
                                             securities) in such Merger Event,
                                             as determined by the Calculation
                                             Agent.

                  Failure to Deliver:        Applicable

                  Other applicable           If this Transaction is to be Share
                  provisions:                Termination Settled, the provisions
                                             of Sections 6.6, 6.7, 6.8 and 6.10
                                             (as modified above) of the Equity
                                             Definitions will be applicable,
                                             except that all references in such
                                             provisions to "Physically-Settled"
                                             shall be read as references to
                                             "Share Termination Settled" and all
                                             references to "Shares" shall be
                                             read as references to "Share
                                             Termination Delivery Units". "Share
                                             Termination Settled" in relation to
                                             this Transaction means that Share
                                             Termination Settlement is
                                             applicable to this Transaction.

         (p) Governing Law. New York law (without reference to choice of law doctrine).

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                     BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
       REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD
                     OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                [JPMORGAN LOGO]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                      Very truly yours,

                                             J.P. MORGAN SECURITIES INC., AS
                                             AGENT FOR JPMORGAN CHASE BANK

                                             BY: /s/ Nicola Mudge
                                                -------------------------------
                                                Authorized Signatory
                                                Name: Nicola Mudge

         Accepted and confirmed as
         of the Trade Date:

         CADENCE DESIGN SYSTEMS, INC.

         By: /s/ William Porter
             -----------------------------
         Authorized Signatory
         Name: William Porter
               Senior Vice President
               and Chief Financial Officer

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE PSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.